SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2003

                            Pathfinder Bancorp, Inc.
          -------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

       Federal                        000-23601                 16-1540137
----------------------------     ---------------------      --------------------
 (State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
   of incorporation)                                      Identification No.)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (315) 343-0057
                                 --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
On August 12, 2003, the Audit Committee of the Board of Directors of Pathfinder Bancorp, Inc. (the Registrant) approved a change in auditors. The Audit Committee approved the engagement of Beard Miller Company LLP to serve as the Company's independent public accountants and the dismissal of PricewaterhouseCoopers LLP ("PwC") as the Registrant's independent public accountants, effective immediately.

PwC performed audits of the consolidated financial statements for the two years ended December 31, 2002 and 2001. Their reports on the financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2002 and from December 31, 2002 through the effective date of the PwC termination, there have been no disagreements between the Registrant and PwC on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of such disagreements in connection with their reports on the financial statements for such years.

During the two years ended December 31, 2002, and from December 31, 2002 until the effective date of the dismissal of PwC, PwC did not advise the Registrant of any of the following matters:

  1. That the internal controls necessary for the Registrant to develop reliable financial statements did not exist.


  2. That information had come to PwC's attention that had lead it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;


  3. That there was a need to expand significantly the scope of the audit of the Registrant, or that information had come to PwC's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statement covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or
     (ii) may cause it to be unwilling to rely on management's representation or be associated with the Registrant's financial statements and that, due to its dismissal, PwC did not so expand the scope of its audit or conduct such further investigation;

  4. That information had come to PwC's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit report or the underlying financial statements or
     (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

The registrant has requested that PwC furnish a letter to the SEC indicating whether it agrees with the above statements. Such letter is attached hereto as
Exhibit  1.

During the two years ended December 31, 2002, and from December 31, 2002 through the engagement of Beard Miller Company LLP as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf had consulted Beard Miller Company LLP with respect to any accounting, auditing or financial reporting issues involving the Registrant. In particular, there was no discussion with the Registrant regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statement, or any related item.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Exhibits

1.     Letter  of  PricewaterhouseCoopers  LLP  dated  August  19,  2003.

Exhibit  1:


August  19,  2003

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549


Commissioners:

We have read the statements made by Pathfinder Bancorp, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated August 19, 2003. We agree with the statements concerning our Firm in such Form 8-K.

Very  truly  yours,



PricewaterhouseCoopers  LLP

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               PATHFINDER  BANCORP,  INC.


Date:  August  19,  2003       By:  /s/  Thomas  W.  Schneider
                               --------------------------------
                               Thomas  W.  Schneider
                               President  and  Chief  Executive
                               Officer